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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  November 14, 1994





                      American Airlines, Inc.
     (Exact name of registrant as specified in its charter)



     Delaware               1-2691              13-1502798
    (State of       (Commission File Number)    (IRS Employer
Incorporation)                                Identification No.)



4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)







                              (817) 963-1234
                  (Registrant's telephone number)






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Item 5.   Other Events.

          On November 7, 1994, the National Transportation Safety Board (the "NTSB") recommended to the Federal Aviation Administration (the "FAA") that, among other things, the FAA restrict the operation of ATR-42 and ATR-72 turbo-propeller aircraft in icing conditions. American Eagle carriers, which are wholly-owned by AMR Eagle, a subsidiary of AMR Corporation, operate 71 ATR-42 and ATR-72 aircraft. Although there is currently no indication that the FAA will adopt the NTSB's recommendation, the adoption by the FAA of the recommendation would require many of such aircraft to be rescheduled to areas where icing conditions are unlikely to arise or, perhaps, to be removed from scheduled service. Such actions could have a material adverse effect on the financial results of AMR Corporation and the Corporation.



























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                            SIGNATURE



          Pursuant to the requirements of the Securities Exchange
Act  of  1934, the registrant has duly caused this report  to  be
signed   on  its  behalf  by  the  undersigned,  thereunto   duly
authorized.


                                        AMERICAN AIRLINES, INC.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  November 14, 1994